Exhibit 1.1

The instructions accompanying this Letter of Transmittal and Election Form should be read carefully before this Letter of Transmittal and Election Form is completed. Your broker or other financial advisor can assist you in completing this Letter of Transmittal and Election Form.

LETTER OF TRANSMITTAL AND ELECTION FORM

TO DEPOSIT COMMON SHARES

OF

BELL ALIANT INC.

Pursuant to the Offer dated August 14, 2014 made by

BCE INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (EASTERN TIME) ON SEPTEMBER 19, 2014 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN BY THE OFFEROR.

USE THIS LETTER OF TRANSMITTAL AND ELECTION FORM IF:

1.	YOU ARE DEPOSITING SHARE CERTIFICATES; OR

2.	YOU PREVIOUSLY DEPOSITED COMMON SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Transmittal and Election Form (the “Letter of Transmittal and Election Form”), or a manually signed facsimile thereof, properly completed and duly executed, together with all other required documents, must accompany the share certificates representing common shares (the “Common Shares”) in the capital of Bell Aliant Inc. (the “Company”) deposited pursuant to the offer (the “Offer”) set forth in the Offer to Purchase dated August 14, 2014 made by BCE Inc. (the “Offeror”) to holders of Common Shares.

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal and Election Form. Capitalized terms used but not defined in this Letter of Transmittal and Election Form which are defined in the Offer and accompanying Circular dated August 14, 2014 (together, the “Offer and Circular”) shall have the meanings given to them in the Offer and Circular.

This Letter of Transmittal and Election Form is for use by registered holders of certificates for Common Shares and registered holders (“Predecessor Entity Holders”) of certificates for units of Bell Aliant Regional Communications Income Fund (the “Fund”), and for shares of Aliant Inc. (“Aliant”), Bruncor Inc. (“Bruncor”), Island Telecom Inc. (“Island Tel”), Maritime Telegraph and Telephone Company, Limited (“MT&T”) and NewTel Enterprises Limited (“NewTel”) of the classes listed in the table below (collectively, the “Predecessor Entity Securities”, which Predecessor Entity Securities shall be deemed to represent Common Shares for purposes of this Letter of Transmittal and Election Form, equal to the rate of exchange identified in the table below) in connection with the Offer.

Pursuant to a plan of arrangement that was completed on July 7, 2006 that resulted in the formation of Bell Aliant Regional Communications Income Fund and a subsequent plan of arrangement completed on January 1, 2011 that resulted in the formation of the Company, Predecessor Entity Holders received Common Shares based on rates of exchange in the following table:

Predecessor Entity Name	Rate of Exchange to Common Shares
Fund	1.000 Common Shares for 1.000 Fund unit
Aliant	1.000 Common Shares for 1.000 Aliant common share
Bruncor	1.011 Common Shares for 1.000 Bruncor common share
Island Tel	1.000 Common Shares for 1.000 Island Tel common share
MT&T (common shares)	1.667 Common Shares for 1.000 MT&T common share
MT&T (7% preferred shares)	0.605 Common Shares for 1.000 MT&T 7% preferred share
NewTel	1.567 Common Shares for 1.000 NewTel common share

Except where the context otherwise requires, any reference in this Letter of Transmittal and Election Form to certificates representing Common Shares shall be deemed to include certificates representing Predecessor Entity Securities and any reference to Common Shareholders shall be deemed to include Predecessor Entity Holders.

Common Shareholders may accept the Offer by following the procedures for a book-entry transfer established by CDS Clearing and Depository Services Inc. (“CDS”), provided that a book-entry confirmation through CDSX is received by the Depositary (as defined below) at its office in Toronto, Ontario prior to the Expiry Time. The Depositary has established an account at CDS for the purpose of the Offer. Any financial institution that is a participant in CDS may cause CDS to make a book-entry transfer of a Common Shareholder’s Common Shares into the Depositary’s account in accordance with CDS’s procedures for such transfer. Delivery of Common Shares to the Depositary by means of a book-entry transfer will constitute a valid tender under the Offer.

Common Shareholders, through their respective CDS participants, who use CDSX to accept the Offer through a book-entry transfer of their holdings into the Depositary’s account with CDS shall be deemed to have completed and submitted a Letter of Transmittal and Election Form and to be bound by the terms thereof, and therefore such instructions received by the Depositary are considered a valid tender in accordance with the terms of the Offer.

If a Common Shareholder wishes to deposit Common Shares pursuant to the Offer and the certificate(s) representing the Common Shares is (are) not immediately available or the Common Shareholder is not able to deliver the certificate(s) and all other required documents to the Depositary at or prior to the Expiry Time, those Common Shares may nevertheless be deposited under the Offer pursuant to the procedure for guaranteed delivery, provided that all of the conditions set forth in Section 3 of the Offer, “Manner of Acceptance — Procedure for Guaranteed Delivery”, are met. See Instruction 2, “Procedures for Guaranteed Delivery”.

CST Trust Company (the “Depositary”), CST Phoenix Advisors (the “Information Agent”) or your broker or other financial advisor can assist you in completing this Letter of Transmittal and Election Form (see back page of this document for addresses and telephone numbers of the Depositary and Information Agent). Persons whose Common Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should immediately contact such registered holder for assistance if they wish to accept the Offer.

Delivery of this Letter of Transmittal and Election Form and accompanying certificate(s) representing the Common Shares to the address of the Depositary other than as set forth below does not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal and Election Form in the appropriate space provided below and, if you are a U.S. Person (as defined in Instruction 10, “Important Tax Information for U.S. Shareholders”), you must also complete the Internal Revenue Service (“IRS”) Form W-9 attached hereto (see Instruction 10, “Important Tax Information for U.S. Shareholders”).

A Resident Holder who receives Offeror Common Shares pursuant to the Offer (whether pursuant to the Share Alternative, the Cash Alternative (in the event of pro-ration), or the Cash and Share Alternative) may be entitled to make a Tax Election (as defined in Box 7 herein) to obtain a full or partial tax deferral in respect of a capital gain that may arise on the disposition of Common Shares pursuant to the Offer.

A Non-Resident Holder will not be subject to tax under the Tax Act on a disposition of Common Shares pursuant to the Offer unless such Common Shares constitute “taxable Canadian property” other than “treaty-protected property” (each as defined in the Tax Act) of such Non-Resident Holder.

Holders should make reference to Section 24 of the Offer, “Certain Canadian Federal Income Tax Considerations” and are urged to consult their own tax advisors for more information regarding the potential tax consequences to them of a disposition of Common Shares pursuant to the Offer.

TO:	BCE INC.

AND TO:	CST TRUST COMPANY

The undersigned delivers to you the enclosed certificate(s) representing Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Common Shares upon the terms and conditions contained in the Offer. The following are the details of the Deposited Common Shares:

Description of Deposited Common Share(s)

BOX 1 — The Company Common Share(s) Deposited

(if insufficient space, attach a list in the form below)

Issuer (Bell Aliant Inc.; the Fund; Aliant; Bruncor; Island Tel; MT&T; and/or NewTel)	Certificate Number(s) (if available)	Name and Address of Registered Holder (please print)	Number of Common Shares Represented by Certificate	Number of Common Shares Deposited*

*	Unless otherwise indicated, the total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6 herein, “Partial Deposits”.

BOX 2

FOR COMMON SHARES HELD IN THE COMPANY’S DIVIDEND REINVESTMENT AND

STOCK PURCHASE PLAN

☐

I, _________________________________ (Name of DRIP Participant) also deposit all whole Common Shares held in the Company’s dividend reinvestment and stock purchase plan (the “DRIP”), and authorize the Depositary to: (i) terminate my participation in the DRIP, (ii) as applicable, issue a certificate for whole Common Shares to be held by the Depositary pending the take-up of Common Shares under the Offer, (iii) send me the consideration for such Common Shares (see below), and (iv) send me a cheque for any fractional Common Shares held in the DRIP.

Common Shareholders who tender their Common Shares held in the DRIP to the Offer will be deemed to have elected to receive consideration in respect of such Common Shares in the same manner and proportion as they elect to receive in respect of their Deposited Common Shares that are not held in the DRIP in Box 3 below.

ELECTION BY COMMON SHAREHOLDERS

Pursuant to the terms of the Offer, Common Shareholders are entitled to elect to receive either (a) $31.00 in cash (the “Cash Alternative”); (b) 0.6371 of an Offeror Common Share (the “Share Alternative”); or (c) $7.75 in cash and 0.4778 of an Offeror Common Share (the “Cash and Share Alternative”), for each Common Share deposited. The elections of the Common Shareholders electing the Cash Alternative or the Share Alternative will, in each case, be subject to pro-ration as set forth in the Offer. Common Shareholders electing (or deemed to be electing) the Cash and Share Alternative will not be subject to pro-ration. Assuming that either all Common Shareholders tendered to the Cash Alternative or all Common Shareholders tendered to the Share Alternative, each Common Shareholder would be entitled to receive $7.75 of cash and 0.4778 of an Offeror Common Share for each Common Share tendered, subject to adjustment for fractional shares.

For greater certainty, if a Common Shareholder receives a combination of cash and share consideration for a Common Share pursuant to the Offer, in all circumstances, including pro-rating pursuant to the Offer, the Common Shareholder will be deemed to have received such cash and share consideration for the whole of the Common Share.

NOTE: If no election is made, there will be a deemed election for the Cash and Share Alternative.

BOX 3 — ELECTION FOR COMMON SHAREHOLDERS

OPTION 1 — ELECTION TO RECEIVE THE CASH ALTERNATIVE

☐	Please check this box if you wish to receive $31.00 in cash for each of your Common Shares as consideration for your Common Shares

The undersigned hereby elects to receive the Cash Alternative as consideration for all of his, her or its Common Shares deposited hereunder.

– O R –

OPTION 2 — ELECTION TO RECEIVE THE SHARE ALTERNATIVE

☐	Please check this box if you wish to receive 0.6371 of an Offeror Common Share for each of your Common Shares as consideration for your Common Shares

The undersigned hereby elects to receive the Share Alternative as consideration for all of his, her or its Common Shares deposited hereunder.

– OR –

OPTION 3 — ELECTION TO RECEIVE THE CASH AND SHARE ALTERNATIVE

☐	Please check this box if you wish to receive $7.75 in cash and 0.4778 of an Offeror Common Share for each of your Common Shares as consideration for your Common Shares

The undersigned hereby elects to receive the Cash and Share Alternative as consideration for all of his, hers or its Common Shares deposited hereunder.

The undersigned acknowledges receipt of the Offer and Circular and acknowledges entering into a binding agreement between the undersigned and the Offeror in accordance with the terms and conditions of the Offer. The undersigned represents and warrants that (a) the undersigned has full power and authority to deposit, sell, assign and transfer the Common Shares covered by this Letter of Transmittal and Election Form (the “Deposited Common Shares”) and in and to all rights and benefits arising from such Common Shares including, without limitation, and any and all Distributions (as defined below) being deposited under the Offer, (b) the Deposited Common Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Common Shares and Distributions, to any other person, (c) the deposit of the Deposited Common Shares and Distributions complies with applicable laws, and (d) when the Deposited Common Shares and Distributions are taken up and paid for by the Offeror, the Offeror will acquire good title, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others in accordance with the terms and conditions set forth in the Offer and in this Letter of Transmittal and Election Form.

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably assigns to the Offeror, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of others, all of the rights and benefits of the undersigned in and to the Deposited Common Shares and in and to all rights and benefits arising from such Deposited Common Shares, including any and all dividends, distributions, payments, securities, property or other interests, excluding the Permitted Common Share Dividend (collectively, “Distributions”), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Common Shares or any of them on and after July 23, 2014, including any dividends, distributions or payments on such Distributions. If, notwithstanding such assignment, any Distributions are received by or made payable to or to the order of the undersigned, then: (a) in the case of any cash dividend, distribution or payment, the amount of the dividend, distribution or payment shall be received and held by the undersigned for the account of the Offeror until the Offeror pays for such Common Shares and to the extent that such dividend, distribution or payment does not exceed the cash consideration per Common Share payable by the Offeror to the undersigned pursuant to the Offer, the cash consideration per Common Share payable by the Offeror to the undersigned pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; (b) in the case of any non-cash dividend, distribution, payment, right or other interest, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the undersigned for the account of the Offeror and shall be promptly remitted and transferred by the undersigned to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and (c) in the case of any cash dividend, distribution or payment in an amount that exceeds the cash consideration per Common Share payable by the Offeror to the undersigned pursuant to the Offer, the whole of any such cash dividend, distribution or payment shall be received and held by the undersigned for the account of the Offeror and shall be promptly remitted and transferred by the undersigned to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer.

If, on or after the date of the Offer, the Company should divide, combine, reclassify, consolidate, convert or otherwise change any of the Common Shares or its capitalization, issue, grant or sell any securities that are convertible into or exchangeable or exercisable for Common Shares or other rights to purchase Common Shares, or should disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under Section 4 of the Offer, “Conditions of the Offer”, make such adjustments to the consideration or other terms of the Offer (including the type of securities offered to be purchased and the consideration payable therefor) as it deems appropriate to reflect such division, combination, reclassification, consolidation, conversion, issuance, grant, sale or other change.

The undersigned irrevocably approves, constitutes and appoints, effective on and after the date that the Offeror takes up and pays for the Deposited Common Shares taken up and paid for under the Offer (which shares upon being taken up and paid for are, together with any Distributions thereon, hereinafter referred to as the “Purchased Securities”), each officer of the Depositary and each officer of the Offeror and any other person designated by the Offeror in writing (each an “Appointee”) as the true and lawful agents, attorneys and attorneys-in-fact and proxies, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), of the depositing Common Shareholder with respect to the Purchased Securities. This Letter of Transmittal and Election Form or the making of a book-entry transfer authorizes an Appointee, in the name and on behalf of the undersigned (a) to register or record the transfer and/or cancellation of such Purchased Securities (to the extent consisting of securities) on the appropriate register maintained by or on behalf of the Company; (b) for so long as any Purchased Securities are registered or recorded in the name of the undersigned (whether or not they are now so registered or recorded), to exercise any and all rights of the undersigned including the right to vote, to execute and deliver any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Purchased Securities, to revoke any such instrument, authorization or consent, and to designate in such instrument, authorization or consent any person or persons as the proxy of the undersigned in respect of the Purchased Securities for all purposes including in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment thereof, including any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company; (c) to execute, endorse and negotiate, for and in the name of and on behalf of such Common Shareholder, any and all cheques or other instruments representing any Distribution payable to or to the order of, or endorsed in favour of, such Common Shareholder; and (d) to exercise any other rights of a holder of Purchased Securities.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the Common Shareholder at any time with respect to the Purchased Securities. The undersigned agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Purchased Securities by or on behalf of the undersigned unless the Purchased Securities are not taken up and paid for under the Offer.

The undersigned agrees not to vote any of the Purchased Securities taken up and paid for under the Offer at any meeting (whether annual, special or otherwise or any adjournment or postponement thereof) of holders of Common Shares and not to exercise any or all of the other rights or privileges attached to such Purchased Securities, or otherwise act with respect thereto. The undersigned agrees to execute and deliver to the Offeror, at any time and from time to time, as and when requested by, and at the expense of, the Offeror, any and all instruments of proxy, authorization or consent, in form and on terms satisfactory to the Offeror, in respect of any such Purchased Securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by the Offeror as the proxyholder of the undersigned in respect of all or any such Purchased Securities.

The undersigned covenants to execute, upon the request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the Offeror. Each authority herein conferred or agreed to be conferred and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

The undersigned understands and acknowledges that no physical certificate(s) for Offeror Common Shares will be issued to Common Shareholders. A Direct Registration System statement (a “DRS Statement”) will be delivered by the Depositary along with a cheque, if applicable, for any cash portion of the consideration. Offeror Common Shares will be held in the name of the applicable Common Shareholders and registered electronically in the Offeror’s records.

The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Common Shares, to mail the cheques, if applicable, payable in Canadian funds, and/or DRS Statement(s) representing the Offeror Common Shares, as applicable, to what the undersigned is entitled, by first class mail, postage prepaid, or to hold such cheques or cheques and DRS Statement(s), as applicable, representing the Offeror Common Shares for pick- up, in accordance with the instructions below. Should any Deposited Common Shares not be purchased, the certificate(s) for Deposited Common Shares and other relevant documents shall be returned in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Common Shares from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Common Shares. Cheques and DRS Statements mailed in accordance with this paragraph will be deemed to have been delivered at the time of mailing.

The undersigned understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or by the Depositary to persons depositing the Common Shares on the consideration for the Common Shares purchased by the Offeror, regardless of any delay in making such payment.

The Depositary will act as the agent of persons who have deposited Common Shares in acceptance of the Offer for the purposes of receiving DRS Statements for Offeror Common Shares and cash payment, if any, from the Offeror and transmitting such DRS Statements and such cash payment to such persons, and receipt thereof by the Depositary shall be deemed to constitute receipt thereof by persons depositing Common Shares.

In no event shall any Common Shareholder be entitled to a fractional Offeror Common Share. Where the aggregate number of Offeror Common Shares to be issued to a Common Shareholder as consideration under the Offer would result in a fraction of an Offeror Common Share being issuable, (a) the number of Offeror Common Shares to be received by such Common Shareholder shall be rounded down to the nearest whole Offeror Common Share, and (b) in lieu of a fractional Offeror Common Share, such Common Shareholder will receive a cash payment in Canadian dollars (rounded down to the nearest cent) determined on the basis of an amount equal to the product of the closing price of the Offeror Common Shares on the TSX on the Business Day immediately prior to the date upon which such fraction of an Offeror Common Share would otherwise be issued, multiplied by such fraction of an Offeror Common Share.

Pursuant to rules of the Canadian Payments Association, a $25 million ceiling has been established on cheques, bank drafts and other paper-based payments processed through Canada’s clearing system. As a result, any payment to the undersigned in excess of $25 million will be effected by the Depositary by wire transfer in accordance with the Large Value Transfer System Rules established by the Canadian Payments Association. Accordingly, settlement with the undersigned involving a payment in excess of $25 million will be made only in accordance with wire transfer instructions provided by the undersigned to the Depositary in writing. In the event wire transfer instructions are required as set out above, the Depositary will contact the undersigned promptly following the Expiry Time for the purposes of obtaining wire transfer instructions. Any delay in payment by the Depositary resulting from the provision by the undersigned of wire transfer instructions will not entitle the undersigned to interest or other compensation in addition to the amounts to which the undersigned is entitled pursuant to the Offer.

The undersigned acknowledges that the Offer is not being made to, nor will deposits be accepted from or on behalf of, Common Shareholders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the laws of such jurisdiction.

By reason of the use by the undersigned of an English language form of Letter of Transmittal and Election Form, the undersigned, the Offeror and the Depositary shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre et son acceptation au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BOX 4 (See Instructions 3 and 4) ISSUE DRS STATEMENT(S) AND CHEQUE (IF ANY) IN THE NAME OF: (please print or type)	BOX 5 (See Instructions 3 and 4) SEND DRS STATEMENT(S) AND CHEQUE (IF ANY) (UNLESS BOX 6 IS CHECKED) TO: (please print or type)

Name	Name

Street Address and Number	Street Address and Number

City and Province or State	City and Province or State

Country and Postal Code	Country and Postal Code

Telephone – Business Hours

Taxpayer Identification Number, Social Insurance or Social Security No. (See IRS Form W-9 included herein)

BOX 6

☐	HOLD DRS STATEMENT(S) (IF ANY) AND CHEQUE (IF ANY) FOR PICK-UP AGAINST COUNTER RECEIPT AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL AND ELECTION FORM IS DEPOSITED

COMMON SHAREHOLDER SIGNATURE

Signature guaranteed by (if required under Instruction 4):

Dated:

Authorized Signature of Guarantor	Signature of holder of Common Shares or Authorized Representative – See Instructions 3 and 5

Name of Guarantor (please print or type)	Name of holder of Common Shares (please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable

Taxpayer Identification, Social Insurance or Social Security Number of holder of Common Shares	Daytime telephone number and facsimile of holder of Common Shares or daytime telephone number and facsimile Authorized Representative

BOX 7

TAX DEFERRAL ELECTION FOR ELIGIBLE HOLDERS

As described in Section 24 of the Offer, “Certain Canadian Federal Income Tax Considerations”, an Eligible Holder who receives Offeror Common Shares (whether pursuant to the Share Alternative, the Cash Alternative (in the event of pro-ration), or the Cash and Share Alternative) as consideration for such shareholder’s Common Shares may obtain a full or partial tax deferral in respect of the disposition of Common Shares pursuant to the Offer by filing with the Canada Revenue Agency (and, where applicable, with a provincial tax authority) a joint election made by the Eligible Holder and the Offeror under subsection 85(1) or (2) of the Tax Act and the corresponding provisions of any applicable provincial income tax legislation (collectively, a “Tax Election”).

“Eligible Holder” means a beneficial holder of Common Shares that is either (a) a resident of Canada for purposes of the Tax Act and not exempt from tax under Part I of the Tax Act, or (b) a partnership, any member of which is a resident of Canada for purposes of the Tax Act and not exempt from tax under Part I of the Tax Act.

Common Shareholders should consult their own tax advisors as to whether they should make a Tax Election and, if so, the procedure for doing so. It is the Eligible Holder’s responsibility to take the steps required to make a valid Tax Election.

The Tax Election can be made only by an Eligible Holder who receives Offeror Common Shares (whether pursuant to the Share Alternative, the Cash Alternative (in the event of pro-ration), or the Cash and Share Alternative) as consideration for such shareholder’s Common Shares deposited pursuant to the Offer. The Offeror will not make a Tax Election with any other person in connection with the Offer. With the exception of the execution of the election by the Offeror, compliance with the requirements for a valid election will be the sole responsibility of the Eligible Holder making such election.

The Eligible Holders who wish to make a Tax Election must obtain instructions and information relating to the Tax Election at the Offeror’s website (www.bce.ca/investors). An Eligible Holder must provide the necessary information in accordance with the procedures set out therein within 90 days after the disposition of Common Shares pursuant to the Offer.

BOX 8

STATUS AS U.S. SHAREHOLDER

TO BE COMPLETED BY ALL HOLDERS BY SELECTING ONE BOX BELOW

(See Instruction 10)

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

☐	The person signing this Letter of Transmittal and Election Form represents that he/she/it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐	The person signing this Letter of Transmittal and Election Form is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any holder of Common Shares that is either (a) providing an address in Box 4 or Box 5 that is located within the United States or any territory or possession thereof or (b) that is a U.S. Person for United States federal tax purposes (as further described in Instruction 10).

If you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder, then in order to avoid U.S. backup withholding, you must generally complete the IRS Form W-9 included herein or otherwise provide certification that you are exempt from backup withholding, as provided in Instruction 10, “Important Tax Information For U.S. Shareholders”. If you are a U.S. Shareholder but you are not a U.S. person for United States federal tax purposes or are not acting on behalf of such a U.S. person, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary. Such forms are also available on the IRS website at www.irs.gov. (See Instruction 10)

BOX 9

DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY

(See Instruction 2)

☐	CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE OFFICES OF THE DEPOSITARY SPECIFIED ON THE BACK COVER PAGE AND COMPLETE THE FOLLOWING
(Please print or type)

Name of Registered Holder

Date of Execution of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution which Guaranteed Delivery:

BOX 10

INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

(Firm)	(Registered Representative)	(Telephone Number)

☐	CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED

INSTRUCTIONS AND OTHER TERMS AND CONDITIONS

1.	Use of Letter of Transmittal and Election Form

(a)

This Letter of Transmittal and Election Form, or a manually signed facsimile thereof, properly completed and duly executed, in either case with the signature(s) guaranteed if required in Instruction 4 below, and all other documents required by the terms of the Offer and this Letter of Transmittal and Election Form, together with the accompanying certificate(s) representing the Deposited Common Shares, must be received by the Depositary at the offices specified on the back cover page of this Letter of Transmittal and Election Form before the Expiry Time, being 5:00 p.m., Eastern time, on September 19, 2014, unless the Offer is extended or withdrawn by the Offeror or unless the procedures for guaranteed delivery set out in Instruction 2 below are used.

(b)

The method of delivery of certificates representing Common Shares, this Letter of Transmittal and Election Form and all other required documents is at the option and risk of the person depositing the same, and delivery will be deemed effective only when such documents are actually received by the Depositary at the offices specified on the back cover page of this Letter of Transmittal and Election Form. The Offeror recommends that all such documents be delivered by hand to the Depositary and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained.

(c)

Common Shareholders who wish to accept the Offer and whose Common Shares are registered in the name of a nominee should contact their broker, investment dealer, bank, trust company or other nominee for assistance in depositing their Common Shares.

2.	Procedures for Guaranteed Delivery

If a Common Shareholder wishes to deposit Common Shares pursuant to the Offer and either (i) the certificate(s) representing the Common Shares is (are) not immediately available or (ii) the Common Shareholder is not able to deliver the certificate(s) and all other required documents to the Depositary at or prior to the Expiry Time, those Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)

the deposit is made only at the Toronto, Ontario office of the Depositary specified on the back cover page of this Letter of Transmittal and Election Form by or through an Eligible Institution (or to the extent provided in paragraph (c) below, hand delivered to the Halifax, Nova Scotia office of the Depositary specified on the back cover page of this Letter of Transmittal and Election Form);

(b)

a Notice of Guaranteed Delivery, or a manually signed facsimile thereof, in the form accompanying the Offer and Circular, properly completed and duly executed, including a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its Toronto, Ontario office specified on the back cover page of this Letter of Transmittal and Election Form (or is hand delivered to the Halifax, Nova Scotia office of the Depositary specified on the back cover page of this Letter of Transmittal and Election Form), at or prior to the Expiry Time; and

(c)

the certificate(s) representing the Deposited Common Shares, in proper form for transfer, together with this properly completed and duly executed Letter of Transmittal and Election Form, or a manually signed facsimile thereof, relating to such Deposited Common Shares, with any required signature guarantees and all other documents required by the Offer and this Letter of Transmittal and Election Form, are received by the Depositary at its Toronto, Ontario office specified on the back cover page of this Letter of Transmittal and Election Form (or are hand delivered to the Halifax, Nova Scotia office of the Depositary specified on the back cover page of this Letter of Transmittal and Election Form) at or prior to 5:00 p.m. (Eastern time) on the third trading day on the TSX after the Expiry Date.

The Notice of Guaranteed Delivery may be delivered by hand, by courier, by mail or transmitted by electronic facsimile to the Depositary at its Toronto, Ontario office specified on the back cover page of this Letter of Transmittal and Election Form (or may be delivered by hand to the Depositary at its Halifax Nova Scotia office specified on the back cover page of this Letter of Transmittal and Election Form), and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery

and this Letter of Transmittal and Election Form and accompanying share certificate(s) to any office other than the Toronto, Ontario office of the Depositary specified on the back cover page of this Letter of Transmittal and Election Form (or by hand delivery to the Halifax, Nova Scotia office of the Depositary specified on the back cover page of this Letter of Transmittal and Election Form) does not constitute delivery for purposes of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulator Authority or banks or trust companies in the United States.

3.	Signatures

No signature guarantee is required on this Letter of Transmittal and Election Form if:

(a)

this Letter of Transmittal and Election Form is signed by the registered holder of Common Shares exactly as the name of the registered holder appears on the share certificate deposited herewith, and the consideration is to be delivered directly to such registered holder, or

(b)	Common Shares are deposited for the account of an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal and Election Form must be guaranteed by an Eligible Institution, as more fully set out in Instruction 4 below. If a certificate representing Common Shares is registered in the name of a person other than the signatory of this Letter of Transmittal and Election Form or if the consideration is to be delivered to a person other than the registered holder, the certificate must be endorsed or accompanied by an appropriate power of attorney, in either case, signed exactly as the name of the registered holder appears on the certificate with the signature on the certificate or power of attorney guaranteed by an Eligible Institution.

4.	Guarantee of Signatures

If this Letter of Transmittal and Election Form is signed by a person other than the registered holder(s) of the Deposited Common Shares or if Deposited Common Shares not purchased are to be returned to a person other than such registered holder(s) or sent to an address other than the address of the registered holder(s) as shown on the registers of the Company or if payment is to be issued in the name of a person other than the registered holder(s) of the Deposited Common Shares, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal and Election Form is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of the authority to act. Either the Offeror or the Depositary, in their sole discretion, may require additional evidence of such person’s authority or additional documentation.

6.	Partial Deposits

If less than the total number of Common Shares evidenced by any certificate submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Transmittal and Election Form. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder, unless otherwise provided by the undersigned, as soon as practicable after the Expiry Time or the termination or withdrawal of the Offer. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Governing Law

The Offer and agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

8.	Miscellaneous

(a)

If the space on this Letter of Transmittal and Election Form is insufficient to list all certificates for Deposited Common Shares, additional certificate numbers and number of Deposited Common Shares may be included on a separate signed list affixed to this Letter of Transmittal and Election Form.

(b)	If Deposited Common Shares are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Transmittal and Election Form should be signed for each different registration.

(c)

No alternative, conditional or contingent deposits will be accepted. All depositing holders of Common Shares by execution of this Letter of Transmittal and Election Form or a facsimile hereof waive any right to receive any notice of the acceptance of Deposited Common Shares for payment, except as required by applicable law.

(d)	Before completing this Letter of Transmittal and Election Form, you are urged to read the accompanying Offer and Circular carefully and in its entirety.

(e)

All questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Common Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion. Depositing Common Shareholders agree that such determination shall be final and binding. The Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. The Offeror reserves the absolute right to, in its sole discretion, waive any defects or irregularities in the deposit of any Common Shares. No deposit of Common Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. There shall be no duty or obligation on the Offeror or the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer and Circular, this Letter of Transmittal and Election Form and the Notice of Guaranteed Delivery will be final and binding. The Offeror reserves the right, in its sole discretion, to permit the Offer to be accepted in a manner other than that set out herein.

(f)

Under no circumstance will any amount be paid by the Offeror or the Depositary by reason of any delay in exchanging any Common Shares or in making payments in lieu of fractional Offeror Common Shares to any person on account of Common Shares accepted for exchange pursuant to the Offer.

(g)

Additional copies of the Offer and Circular, this Letter of Transmittal and Election Form and the Notice of Guaranteed Delivery may be obtained from the Depositary or the Information Agent at its office at the address listed below.

9.	Lost Certificates

If a share certificate has been lost or destroyed, mutilated or mislaid, this Letter of Transmittal and Election Form should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Company’s registrar and transfer agent so that the transfer agent may provide replacement instructions. If a certificate has been lost, destroyed, mutilated or mislaid, please ensure that you provide your telephone number so that the Depositary or the Company’s transfer agent may contact you.

10.	Important Tax Information for U.S. Shareholders

United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Common Shares provide the Depositary with his, her, or its correct Taxpayer Identification Number (“TIN”), which, in the case of a Common Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, as the case may be, such holder may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder.

In general, to prevent backup withholding, each U.S. Shareholder must provide his, her, or its correct TIN by completing and IRS Form W-9, which is attached to this Letter of Transmittal and Election Form, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding; (3) that the holder is a U.S. person (including a U.S. resident alien); and (4) that the FATCA codes entered (if any) indicating that the holder is exempt from FATCA reporting is correct.

For U.S. federal tax purposes, a “U.S. person” is: (i) a citizen or individual resident of the United States; (ii) a partnership, corporation, company or association created or organized in or under the laws of the United States, any state in the United States, or the District of Columbia; (iii) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income; or (iv) a trust if (a) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (b) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Exempt holders (including, among others, corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of the IRS Form W-9, provide the applicable codes in the box labeled “Exemptions”.

If a U.S. Shareholder does not have a TIN, such holder should: (1) consult the instructions on applying for a TIN in the IRS Form W-9; (2) write “Applied For” in the space for the TIN in Part I of the IRS Form W-9; and (3) sign and date the IRS Form W-9. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary.

If the IRS Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign status, signed under penalty of perjury, to avoid backup withholding. An appropriate IRS Form W-8 may be obtained from the Depositary. Such forms are also available on the IRS website at www.irs.gov or by calling 1-800-TAX-FORM (1-800-820-3676).

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE IRS FORM W-9 OR, IF APPLICABLE, THE APPROPRIATE FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY CASH PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER AND MAY BE SUBJECT TO PENALTIES. ANY AMOUNT WITHHELD UNDER THE BACKUP WITHHOLDING RULES MAY BE CREDITED AGAINST SUCH HOLDER’S U.S. FEDERAL INCOME TAX LIABILITY AND ANY EXCESS MAY BE REFUNDABLE IF THE PROPER INFORMATION IS PROVIDED TO THE IRS ON A TIMELY BASIS.

EACH U.S. SHAREHOLDER IS URGED TO CONSULT SUCH HOLDER’S INDEPENDENT TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH AN IRS FORM W-9, IS EXEMPT FROM BACKUP WITHHOLDING, OR IS REQUIRED TO FURNISH AN IRS FORM W-8.

11.	Assistance

THE DEPOSITARY (SEE BACK COVER PAGE FOR ITS ADDRESS AND TELEPHONE NUMBER) OR YOUR INVESTMENT DEALER, STOCKBROKER, TRUST COMPANY MANAGER, LAWYER OR OTHER PROFESSIONAL ADVISOR WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

THIS LETTER OF TRANSMITTAL AND ELECTION FORM OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR DEPOSITED COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME, BEING 5:00 P.M., EASTERN TIME, ON SEPTEMBER 19, 2014, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN BY THE OFFEROR.

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:									Exemptions (see instructions):
	☐	Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶									Exempt payee code (if any) Exemption from FATCA reporting code (if any)
	Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

— In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

— In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

— In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013)	Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800- TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 8-2013)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877- IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

CST Trust Company

By Mail

P. O. Box 1036

Adelaide Street Postal Station

Toronto, Ontario M5C 2K4

Canada

Attention: Corporate Actions

By Registered Mail, by Hand or by Courier

B1 Level

320 Bay Street

Toronto, ON M5H 4A6

Canada

Attention: Corporate Actions

By Hand

1660 Hollis Street

Centennial Building

Suite 406, 4th floor

Halifax, Nova Scotia B3J 1V7

Canada

Toll Free: 1-866-271-6893

International: 1-416-682-3860

E-mail: inquiries@canstockta.com

The Information Agent for the Offer is:

CST Phoenix Advisors

North American Toll Free Phone:

1-866-822-1244

E-mail: inquiries@phoenixadvisorscst.com

Toll Free Facsimile: 1-888-509-5907

Outside North America, Banks and Brokers Call Collect: 1-201-806-7301

Any questions and requests for assistance or additional copies of the Offer and Circular, as varied from time to time, this Letter of Transmittal and Election Form and the Notice of Guaranteed Delivery may be directed by Common Shareholders to the Depositary at the addresses set out above. You may also contact your broker, investment dealer, bank, trust company or other nominee for assistance concerning the Offer.